SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               September 5, 2003
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                Date of report (Date of earliest event reported)


                         STONE & WEBSTER, INCORPORATED
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     1-1228                13-5416910
---------------------------------    ---------------       -------------------
(State or Other Jurisdiction of        (Commission            (IRS Employer
         Incorporation)               File Number)         Identification No.)


          45 Milk Street, Boston, Massachusetts                02109
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         (Address of principal executive offices)             (zip code)


                                 (617) 778-7369
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              (Registrant's telephone number, including area code)


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         (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

         As previously reported to the Securities and Exchange Commission, on June 2, 2000, Stone & Webster, Incorporated (the "Company"), and certain of its direct and indirect subsidiaries and affiliates (the "Subsidiaries", and together with the Company, the "Debtors"), each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code 11 U.S.C. ss.ss. 101-1330 (the "Bankruptcy Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

         On September 3, 2003, the Company and Stone & Webster Engineers and Constructors, Inc., a Subsidiary of the Company ("SWE&C"), and certain of their respective Debtor Subsidiaries, filed with the Bankruptcy Court modified versions of: (i) the Third Amended Joint Plan of Reorganization (the "Amended Plan") of the Debtors, supported and co-proposed by the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders, which sets forth how claims against and interests in the Debtors will be treated and (ii) the related Disclosure Statement with respect to the Amended Plan (the "Amended Disclosure Statement") which describes the Debtors' history, significant events occurring in the Debtors' Chapter 11 cases and a summary and analysis of the Plan. On September 5, 2003, the Bankruptcy Court entered an order (the "Order"), among other things, approving the Amended Disclosure Statement as containing adequate information as such term is defined in Section 1125 of the Bankruptcy Code and authorizing the solicitation of votes from creditors in favor of the Amended Plan, which is expected to begin in early to mid-September.

         Copies of the Order, the Amended Plan, the Amended Disclosure Statement and a press release issued by the Company and SWE&C on September 5, 2003 are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated by reference herein. In addition, copies of the Order, the Amended Plan and the Amended Disclosure Statement may be viewed at the Bankruptcy Court's web site at www.deb.uscourts.gov and copies of the Order, the Amended Plan, the Amended Disclosure Statement and the press release may be viewed at the Company's web site at www.stonewebinc.com.

         This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. The Amended Plan, the Amended Disclosure Statement and the press release filed as exhibits hereto may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Debtors assume no obligations to update or revise any such forward-looking statements. Such statements could be subject to risk and uncertainty that exist in the bankruptcy process that could render actual outcomes and results materially different from those predicted.


Item 7(c).  Financial Statements and Exhibits.

(c)    Exhibits:

         Number        Description

         99.1 Order of the United States Bankruptcy Court for the District of Delaware, dated September 4, 2003: (i) approving Disclosure Statement; (ii) Record Date, Voting Deadline and Procedures for Temporary Allowance of Certain Claims; (iii) Procedures for Filing Objections to Plan; and (iv) Solicitation Procedures for Confirmation.

         99.2 Third Amended Joint Plan of Reorganization of Stone & Webster, Incorporated and certain of its direct and indirect subsidiaries, as filed with the United States Bankruptcy Court for the District of Delaware on September 3, 2003.

         99.3 Disclosure Statement with respect to the Third Amended Joint Plan of Stone & Webster, Incorporated and certain of its direct and indirect subsidiaries, as filed with the United States Bankruptcy Court for the District of Delaware on September 3, 2003.

         99.4 Press release issued on September 5, 2003 regarding the Third Amended Joint Plan of Reorganization.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          STONE & WEBSTER, INCORPORATED


                                          By: /s/ James P. Carroll
                                             --------------------------------
                                             Name:  James P. Carroll
                                             Title: President and Chief
                                                    Restructuring Officer




Date:  September 9, 2003

                               INDEX TO EXHIBITS

         Number      Description

         99.1 Order of the United States Bankruptcy Court for the District of Delaware, dated September 4, 2003: (i) approving Disclosure Statement; (ii) Record Date, Voting Deadline and Procedures for Temporary Allowance of Certain Claims; (iii) Procedures for Filing Objections to Plan; and (iv) Solicitation Procedures for Confirmation.

         99.2 Third Amended Joint Plan of Reorganization of Stone & Webster, Incorporated and certain of its direct and indirect subsidiaries, as filed with the United States Bankruptcy Court for the District of Delaware on September 3, 2003.

         99.3 Disclosure Statement with respect to the Third Amended Joint Plan of Stone & Webster, Incorporated and certain of its direct and indirect subsidiaries, as filed with the United States Bankruptcy Court for the District of Delaware on September 3, 2003.

         99.4 Press release issued on September 5, 2003 regarding the Third Amended Joint Plan of Reorganization.